Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions
Acquisitions

Note 3. Acquisitions

Cobra

        In December 2012, Athlon FE acquired certain oil and natural gas properties and related assets in the Permian Basin in West Texas from Cobra Oil & Gas Corporation and certain of its subsidiaries and affiliates for approximately $48.3 million in cash, which was financed through a $40 million capital contribution from Apollo and borrowings under Athlon's credit agreement. The operations of these properties have been included with those of Athlon FE from the date of acquisition.

Element

        On October 3, 2011, Athlon FE acquired certain oil and natural gas properties and related assets in the Permian Basin in West Texas from Element Petroleum, LP ("Element") for approximately $253.2 million in cash, which was financed through borrowings under Athlon FE's then-existing credit agreement and capital contributions from partners. The operations of these properties have been included with those of Athlon FE from the date of acquisition. Athlon FE incurred approximately $6.4 million of transaction costs related to this acquisition, which are included in "General and administrative expenses" in the accompanying Consolidated Statements of Operations. Of this amount, approximately $4.3 million was paid to Apollo. Please read "Note 10. Related Party Transactions" for additional discussion.

        The allocation of the purchase price to the fair value of the assets acquired and liabilities assumed from Element was as follows (in thousands):

Proved properties, including wells and related equipment	$130,527
Unproved properties	123,107
Other assets	806

Total assets acquired	254,440

Current liabilities	831
Asset retirement obligations	393

Total liabilities assumed	1,224

Fair value of net assets acquired	$253,216

Pro Formas

        The following unaudited pro forma condensed financial data was derived from the historical financial statements of Athlon and from the accounting records of Element to give effect to the acquisition as if it had occurred on January 1, 2011. The unaudited pro forma condensed financial information has been included for comparative purposes only and is not necessarily indicative of the results that might have occurred had the Element acquisition taken place on January 1, 2011 and is not intended to be a projection of future results.

Year ended December 31, 2011
(in thousands)
Pro forma total revenues	$89,618

Pro forma net income	$9,777

SandRidge

        On January 6, 2011, Athlon SG acquired certain oil and natural gas properties and related assets in the Permian Basin in West Texas from SandRidge Exploration and Production, LLC ("SandRidge") for approximately $156.0 million in cash, which was financed through borrowings under Athlon SG's then-existing credit agreement and capital contributions from partners. The operations of these properties have been included with those of Athlon SG from the date of acquisition. Athlon SG incurred $2.6 million of transaction costs related to this acquisition, which are included in "General and administrative expenses" in the accompanying Consolidated Statements of Operations. Of this amount, approximately $2.3 million was paid to Apollo. Please read "Note 10. Related Party Transactions" for additional discussion.

        The allocation of the purchase price to the fair value of the assets acquired and liabilities assumed from SandRidge was as follows (in thousands):

Proved properties, including wells and related equipment	$158,157
Oil inventory	637

Total assets acquired	158,794
Asset retirement obligations	2,778

Fair value of net assets acquired	$156,016